BLACKROCK FUNDS II

BlackRock Managed Income Fund

(the “Fund”)

Supplement dated December 2, 2019 to the Summary Prospectuses, Prospectuses and

Statement of Additional Information of the Fund, each dated April 30, 2019

The Board of Trustees of BlackRock Funds II has approved a proposal (“Proposal”) pursuant to which the contractual expense caps on total annual fund operating expenses applicable to each share class of the Fund will terminate effective March 1, 2020. As part of the Proposal, effective April 29, 2020, BlackRock Advisors, LLC, the Fund’s investment adviser, contractually agrees to waive and/or reimburse fees or expenses of the Fund in order to limit Other Expenses (as defined in the Fund’s Prospectuses) as a percentage of average daily net assets to 0.09% for Class R Shares through April 30, 2021. Investor A, Investor C, Institutional and Class K Shares currently have a cap on Other Expenses in place. As a result of the Proposal, net annual fund operating expenses for each share class of the Fund are expected to remain the same as those currently set forth in the Fund’s Prospectuses.

Shareholders should retain this Supplement for future reference.

PR2SAI-MIF-1219SUP